LEGG MASON GLOBAL TRUST, INC.

                         Legg Mason Global Income Trust
                      Legg Mason International Equity Trust
                        Legg Mason Emerging Markets Trust

                   Supplement to the Primary Class Prospectus
                                dated May 1, 2005


The second sentence of the fifth paragraph of the section entitled "Distribution Plan" on Page 19 of the prospectus is replaced in its entirety with the following:


         Legg Mason pays these brokers up to 100% of the distribution and service fee that it receives from a fund for those sales and for services to the investors who hold the shares.





                    This supplement is dated August 1, 2005.

  You should retain this supplement with your prospectus for future reference.